EXHIBIT DESCRIPTION

EX-99.a1   Amended and Restated Agreement and Declaration of Trust, dated March
           9, 1998 and amended March 1, 1999 (filed as Exhibit a to
           Post-Effective Amendment No. 37 to the Registration Statement on Form
           N-1A of the Registrant, File No. 2-99222, filed May 7, 1999, and incorporated herein by reference).

EX-99.a2   Amendment No. 1 to the Amended and Restated Agreement and Declaration
           of Trust dated March 6, 2001 (filed as Exhibit a2 to Post-Effective
           Amendment No. 42 to the Registration Statement on Form N-1A of the
           Registrant, File No. 2-99222, filed on April 19, 2001, and incorporated herein by reference).

EX-99.a3   Amendment No. 2 to the Amended and Restated Agreement and Declaration
           of Trust (filed as Exhibit a3 to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A of the Registrant, File No.
           2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.b    Amended and Restated Bylaws, dated March 9, 1998 (filed as Exhibit 2b to Post-Effective Amendment No. 23 to the Registration Statement on
           Form N-1A of American Century Municipal Trust, File No. 2-91229,
           filed on March 26, 1998, and incorporated herein by reference).

EX-99.d1   Management Agreement (Investor Class) between American Century
           Government Income Trust and American Century Investment Management,
           Inc., dated August 1, 1997 (filed as Exhibit 5 to Post-Effective
           Amendment No. 33 to the Registration Statement on Form N-1A of the
           Registrant, File No. 2-99222, filed on July 31, 1997, and
           incorporated herein by reference).

EX-99.d2   Amendment to the Management Agreement (Investor Class) between
           American Century Government Income Trust and American Century
           Investment Management, Inc., dated March 31, 1998 (filed as Exhibit
           5b to Post-Effective Amendment No. 23 to the Registration Statement
           on Form N-1A of American Century Municipal Trust, File No. 2-91229,
           filed on March 26, 1998, and incorporated herein by reference).

EX-99.d3   Amendment to the Management Agreement (Investor Class) between
           American Century Government Income Trust and American Century
           Investment Management, Inc., dated July 1, 1998 (filed as Exhibit d3 to Post-Effective Amendment No. 39 to the Registration Statement on
           Form N-1A of the Registrant, File No. 2-99222, filed on July 28,
           1999, and incorporated herein by reference.)

EX-99.d4   Amendment No. 1 to the Management Agreement (Investor Class) between
           American Century Government Income Trust and American Century
           Investment Management, Inc., dated September 16, 2000 (filed as
           Exhibit d4 to Post-Effective Amendment No. 30 to the Registration
           Statement on Form N-1A of American Century California Tax-Free and
           Municipal Funds, File No. 2-82734, filed on December 29, 2000, and incorporated herein by reference).

EX-99.d5   Amendment No. 2 to the Management Agreement (Investor Class) between
           American Century Government Income Trust and American Century
           Investment Management, Inc. dated August 1, 2001 (filed as Exhibit d5 to Post-Effective Amendment No. 44 to the Registration Statement on
           Form N-1A of the Registrant, File No. 2-99222, filed on July 31,
           2001, and incorporated herein by reference).

EX-99.d6   Amendment No. 3 to the Management Agreement (Investor Class) between
           American Century Government Income Trust and American Century
           Investment Management, Inc. dated December 3, 2001 (filed as Exhibit
           d6 to Post-Effective Amendment No. 16 to the Registration Statement
           on Form N-1A of American Century Investment Trust, File No. 33-65170,
           filed on November 30, 2001, and incorporated herein by reference).

EX-99.d7   Management Agreement (Advisor Class) between American Century
           Government Income Trust and American Century Investment Management,
           Inc., dated August 1, 1997 and amended as of June 1, 1998 (filed as
           Exhibit 5b to Post-Effective Amendment No. 9 to the Registration
           Statement on Form N-1A of American Century Investment Trust, File No.
           33-65170, filed June 30, 1999, and incorporated herein by reference).

EX-99.d8   Amendment No. 1 to the Management Agreement (Advisor Class) between
           American Century Government Income Trust and American Century
           Investment Management, Inc. dated September 16, 2000 (filed as
           Exhibit d6 to Post-Effective Amendment No. 36 to the Registration
           Statement on Form N-1A of American Century Target Maturities Trust,
           File No. 2-94608, filed on April 18, 2001, and incorporated herein by reference).

EX-99.d9   Amendment No. 2 to the Management Agreement (Advisor Class) between
           American Century Government Income Trust and American Century
           Investment Management, Inc., dated August 1, 2001 (filed as Exhibit
           d8 to Post-Effective Amendment No. 44 to the Registration Statement
           on Form N-1A of the Registrant, File No. 2-99222, filed on July 31,
           2001, and is incorporated herein by reference).

EX-99.d10  Amendment No. 3 to the Management Agreement (Advisor Class) between
           American Century Government Income Trust and American Century
           Investment Management, Inc., dated December 3, 2001 (filed as Exhibit
           d10 to Post-Effective Amendment No. 16 to the Registration Statement
           on Form N-1A of American Century Investment Trust, File No. 33-65170,
           filed on November 30, 2001, and is incorporated herein by reference).

EX-99.d11  C Class Management Agreement between American Century Target
           Maturities Trust, American Century California Tax-Free and Municipal
           Funds, American Century Government Income Trust, American Century
           Investment Trust, American Century Quantitative Equity Funds,
           American Century Municipal Trust and American Century Investment
           Management, Inc., dated September 16, 2000 (filed as Exhibit d6 to
           Post-Effective Amendment No. 35 to the Registration Statement on Form
           N-1A of American Century Target Maturities Trust, File No. 2-94608,
           filed on April 17, 2001, and incorporated herein by reference).

EX-99.d12  Amendment No. 1 to the Management Agreement (C Class) between
           American Century Government Income Trust and American Century
           Investment Management, Inc., dated August 1, 2001 (filed as Exhibit
           d10 to Post-Effective Amendment No. 44 to the Registration Statement
           on Form N-1A of the Registrant, File No. 2-99222, filed on July 31,
           2001, and incorporated herein by reference).

EX-99.d13  Amendment No. 2 to the Management Agreement (C Class) between
           American Century Government Income Trust and American Century
           Investment Management, Inc., dated December 3, 2001 (filed as Exhibit
           d13 to Post-Effective Amendment No. 16 to the Registration Statement
           on Form N-1A of American Century Investment Trust, File No. 33-65170,
           filed on November 30, 2001, and incorporated herein by reference).

EX-99.d14  Management Agreement (Institutional Class) between American Century
           Quantitative Equity Funds and American Century Investment Management,
           Inc., dated August 1, 1997 (filed as an Exhibit to Post-Effective
           Amendment No. 20 to the Registration Statement on Form N-1A of
           American Century Quantitative Equity Funds, File No. 33-19589, filed on August 29, 1997, and incorporated herein by reference).

EX-99.d15  Amendment to Management Agreement (Institutional Class) between
           American Century Quantitative Equity Funds and American Century
           Investment Management, Inc., dated July 1, 1998 (filed as Exhibit d6 to Post-Effective Amendment No. 27 to the Registration Statement on
           Form N-1A of American Century Quantitative Equity Funds, File No.
           33-19589, filed on April 27, 2000, and incorporated herein by reference).

EX-99.d16  Amendment No. 1 to the Management Agreement (Institutional Class)
           between American Century Quantitative Equity Funds, American Century
           Investment Trust and American Century Investment Management, Inc.,
           dated August 1, 2001, (filed as Exhibit d13 to Post-Effective
           Amendment No. 15 to the Registration Statement on Form N-1A of the
           Registrant, File No. 33-65170, filed on August 8, 2001, and incorporated herein by reference).

EX-99.d17  Amendment No. 2 to the Management Agreement (Institutional Class)
           between American Century Quantitative Equity Funds, American Century
           Investment Trust and American Century Investment Management, Inc. (to
           be filed by amendment).

EX-99.e1   Distribution Agreement between American Century Government Income
           Trust and American Century Investment Services, Inc., dated March 13,
           2000 (filed as Exhibit e7 to Post-Effective Amendment No. 17 to the
           Registration Statement on Form N-1A of American Century World Mutual
           Funds, Inc., File No. 33-39242, filed on March 30, 2000, and incorporated herein by reference).

EX-99.e2   Amendment No. 1 to the Distribution Agreement between American
           Century Government Income Trust and American Century Investment
           Services, Inc., dated June 1, 2000 (filed as Exhibit e9 to
           Post-Effective Amendment No. 19 to the Registration Statement on Form
           N-1A of American Century World Mutual Funds, Inc., File No. 33-39242,
           filed on May 24, 2000, and incorporated herein by reference).

EX-99.e3   Amendment No. 2 to the Distribution Agreement between American
           Century Government Income Trust and American Century Investment
           Services, Inc., dated November 20, 2000 (filed as Exhibit e10 to
           Post-Effective Amendment No. 29 to the Registration Statement on Form
           N-1A of American Century Variable Portfolios, Inc., File No.
           33-14567, filed on December 1, 2000, and incorporated herein by reference).

EX-99.e4   Amendment No. 3 to the Distribution Agreement between American
           Century Government Income Trust and American Century Investment
           Services, Inc., dated March 1, 2001 (filed as Exhibit e4 to
           Post-Effective Amendment No. 35 to the Registration Statement on Form
           N-1A of American Century Target Maturities Trust, File No. 2-94608,
           filed on April 17, 2001, and incorporated herein by reference).

EX-99-e5   Amendment No. 4 to the Distribution Agreement between American
           Century Government Income Trust and American Century Investment
           Services, Inc., dated April 30, 2001 (filed as Exhibit e5 to
           Post-Effective Amendment No. 35 to the Registration Statement on Form
           N-1A of American Century Target Maturities Trust, File No. 2-94608,
           filed on April 17, 2001, and incorporated herein by reference).

EX-99.e6   Amendment No. 5 to the Distribution Agreement between American
           Century Government Income Trust and American Century Investment
           Services, Inc., dated May 21, 2001 (filed as Exhibit e6 to
           Post-Effective Amendment No. 21 to the Registration Statement on Form
           N-1A of American Century Capital Portfolios, Inc., File No. 33-64872,
           filed on July 30, 2001, and incorporated herein by reference).

EX-99.e7   Amendment No. 6 to the Distribution Agreement between American
           Century Government Income Trust and American Century Investment
           Services, Inc., dated August 1, 2001 (filed as Exhibit e7 to
           Post-Effective Amendment No. 21 to the Registration Statement on Form
           N-1A of American Century Capital Portfolios, Inc., File No. 33-64872,
           filed on July 30, 2001, and incorporated herein by reference).

EX-99.e8   Amendment No. 7 to the Distribution Agreement between American
           Century Government Income Trust and American Century Investment
           Services, Inc., dated August 1, 2001 (filed as Exhibit d8 to
           Post-Effective Amendment No. 16 to the Registration Statement on Form
           N-1A of American Century Investment Trust, File No. 33-65170, filed on November 30, 2001, and incorporated herein by reference).

EX-99.g1   Master Agreement by and between Commerce Bank N.A. and Twentieth
           Century Services, Inc., dated January 22, 1997 (filed as Exhibit g2 to Post-Effective Amendment No. 76 to the Registration Statement of
           American Century Mutual Funds, Inc., File No. 2-14213, filed on
           February 28, 1997, and incorporated herein by reference).

EX-99.g2   Global Custody Agreement between American Century Investments and The
           Chase Manhattan Bank, dated August 9, 1996 (filed as Exhibit 8 to
           Post-Effective Amendment No. 31 to the Registration Statement on Form
           N-1A of the Registrant, File No. 2-99222, filed on February 7, 1997, and incorporated herein by reference).

EX-99.g3   Amendment to the Global Custody Agreement between American Century
           Investments and The Chase Manhattan Bank, dated December 9, 2000
           (filed as Exhibit g2 to Pre-Effective Amendment No. 2 to the
           Registration Statement on Form N-1A of American Century Variable
           Portfolios II, Inc., File No. 333-46922, filed on January 9, 2001, and incorporated herein by reference).

EX-99.h1   Transfer Agency Agreement between American Century Government Income
           Trust and American Century Services Corporation, dated as of August
           1, 1997 (filed as Exhibit 9 to Post-Effective Amendment No. 33 to the
           Registration Statement on Form N-1A of the Registrant, File No.
           2-99222, filed on July 31, 1997, and incorporated herein by reference).

EX-99.h2   Amendment to the Transfer Agency Agreement between American Century
           Government Income Trust and American Century Services Corporation,
           dated March 9, 1998 (filed as Exhibit 9b to Post-Effective Amendment
           No. 23 to the Registration Statement on Form N-1A of American Century
           Municipal Trust, File No. 2-91229, filed on March 26, 1998, and incorporated herein by reference).

EX-99.h3   Amendment No. 1 to the Transfer Agency Agreement between American
           Century Government Income Trust and American Century Services
           Corporation, dated June 29, 1998 (filed as Exhibit 9b to
           Post-Effective Amendment No. 23 to the Registration Statement on Form
           N-1A of American Century Quantitative Equity Funds, File No.
           33-19589, filed on June 29, 1998, and incorporated herein by reference).

EX-99.h4   Amendment No. 2 to the Transfer Agency Agreement between American
           Century Government Income Trust and American Century Services
           Corporation, dated November 20, 2000 (filed as Exhibit h4 to
           Post-Effective Amendment No. 30 to the Registration Statement on Form
           N-1A of American Century California Tax-Free and Municipal Funds,
           File No. 2-82734, filed on December 29, 2000, and incorporated herein by reference).

EX-99.h5   Amendment No. 3 to the Transfer Agency Agreement between American
           Century Government Income Trust and American Century Services
           Corporation, dated August 1, 2001 (filed as Exhibit h5 to
           Post-Effective Amendment No. 44 to the Registration Statement on Form
           N-1A of the Registrant, File No. 2-99222, filed on July 30, 2001, and incorporated herein by reference).

EX-99.h6   Amendment No. 4 to the Transfer Agency Agreement between American
           Century Government Income Trust and American Century Services
           Corporation, dated December 3, 2001 (filed as Exhibit h6 to
           Post-Effective Amendment No. 16 to the Registration Statement on Form
           N-1A of American Century Investment Trust, File No. 33-65170, filed on November 30, 2001, and incorporated herein by reference).

EX-99.h7   Credit Agreement between American Century Funds and The Chase
           Manhattan Bank, as Administrative Agent, dated as of December 18,
           2001 (filed as Exhibit h7 to Post-Effective Amendment No. 33 to the
           Registration Statement on Form N-1A of American Century California
           Tax-Free and Municipal Funds, File No. 2-82734, filed on December 28,
           2001, and incorporated herein by reference).

EX-99.i    Opinion and consent of Counsel (filed as Exhibit i to Post-Effective
           Amendment No. 37 to the Registration Statement on Form N-1A of the
           Registrant, File No. 2-99222, filed on May 7, 1999, and incorporated herein by reference).

EX-99.j1   Consent of PricewaterhouseCoopers LLP, independent accountants (to be filed by amendment).

EX-99.j2   Consent of KPMG Peat Marwick, independent auditors (filed as Exhibit
           11 to Post-Effective Amendment No. 33 to the Registration Statement
           on Form N-1A of the Registrant, File No. 2-99222, filed on July 31,
           1997, and incorporated herein by reference).

EX-99.j3   Power of Attorney, dated September 16, 2000 (filed as Exhibit j3 to
           Post-Effective Amendment No. 41 to the Registration Statement on Form
           N-1A of the Registrant, File No. 2-99222, filed on February 22, 2001, and incorporated herein by reference).

EX-99.m1   Master Distribution and Shareholder Services Plan of American Century
           Government Income Trust, American Century Investment Trust, American
           Century International Bond Fund, American Century Target Maturities
           Trust and American Century Quantitative Equity Funds (Advisor Class),
           dated August 1, 1997 (filed as Exhibit m1 to Post-Effective Amendment
           No. 32 to the Registration Statement on Form N-1A of American Century
           Target Maturities Trust, File No. 2-94608, filed January 31, 2000, and incorporated herein by reference).

EX-99.m2   Amendment to the Master Distribution and Shareholder Services Plan of
           American Century Government Income Trust, American Century Investment
           Trust, American Century International Bond Fund, American Century
           Target Maturities Trust and American Century Quantitative Equity
           Funds (Advisor Class), dated June 29, 1998 (filed as Exhibit m2 to
           Post-Effective Amendment No. 32 to the Registration Statement on Form
           N-1A of American Century Target Maturities Trust, File No. 2-94608,
           filed on January 31, 2000 and incorporated herein by reference).

EX-99.m3   Amendment No. 1 to the Master Distribution and Shareholder Services
           Plan of American Century Government Income Trust, American Century
           Investment Trust, American Century International Bond Fund, American
           Century Target Maturities Trust and American Century Quantitative
           Equity Funds (Advisor Class), dated August 1, 2001 (filed as Exhibit
           m3 to Post-Effective Amendment No. 44 to the Registration Statement
           on Form N-1A of the Registrant, File No. 2-99222, filed on July 31,
           2001, and incorporated herein by reference).

EX-99.m4   Amendment No. 2 to the Master Distribution and Shareholder Services
           Plan of American Century Government Income Trust, American Century
           Investment Trust, American Century International Bond Fund, American
           Century Target Maturities Trust and American Century Quantitative
           Equity Funds (Advisor Class), dated December 3, 2001 (filed as
           Exhibit m4 to Post-Effective Amendment No. 16 to the Registration
           Statement on Form N-1A of American Century Investment Trust, File No.
           33-65170, filed on November 30, 2001, and incorporated herein by reference).

EX-99.m5   Master Distribution and Individual Shareholder Services Plan of
           American Century Government Income Trust, American Century Investment
           Trust, American Century California Tax-Free and Municipal Funds,
           American Century Municipal Trust, American Century Target Maturities
           Trust and American Century Quantitative Equity Funds (C Class), dated
           September 16, 2000 (filed as Exhibit m3 to Post-Effective Amendment
           No. 35 to the Registration Statement on Form N-1A of American Century
           Target Maturities Trust, File No. 2-94608, filed on April 17, 2001, and incorporated herein by reference).

EX-99.m6   Amendment No. 1 to the Master Distribution and Individual Shareholder
           Services Plan of American Century Government Income Trust, American
           Century Investment Trust, American Century California Tax-Free and
           Municipal Funds, American Century Municipal Trust, American Century
           Target Maturities Trust and American Century Quantitative Equity
           Funds (C Class), dated August 1, 2001 (filed as Exhibit m5 to
           Post-Effective Amendment No. 44 to the Registration Statement on Form
           N-1A of the Registrant, File No. 2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.m7   Amendment No. 2 to the Master Distribution and Individual Shareholder
           Services Plan of American Century Government Income Trust, American
           Century Investment Trust, American Century California Tax-Free and
           Municipal Funds, American Century Municipal Trust, American Century
           Target Maturities Trust and American Century Quantitative Equity
           Funds (C Class), dated December 3, 2001 (filed as Exhibit m7 to
           Post-Effective Amendment No. 16 to the Registration Statement on Form
           N-1A of American Century Investment Trust, File No. 33-65170, filed on November 30, 2001, and incorporated herein by reference).

EX-99.n1   Amended and Restated Multiple Class Plan of American Century
           California Tax-Free and Municipal Funds, American Century Government
           Income Trust, American Century International Bond Fund, American
           Century Investment Trust, American Century Target Maturities Trust
           and American Century Quantitative Equity Funds, dated November 20,
           2000 (filed as Exhibit n to Post-Effective Amendment No. 35 to the
           Registration Statement on Form N-1A of American Century Target
           Maturities Trust, File No. 2-94608, filed on April 17, 2001, and incorporated herein by reference).

EX-99.n2   Amendment No. 1 to the Amended and Restated Multiple Class Plan of
           American Century California Tax-Free and Municipal Funds, American
           Century Government Income Trust, American Century International Bond
           Fund, American Century Investment Trust, American Century Target
           Maturities Trust and American Century Quantitative Equity Funds,
           dated August 1, 2001 (filed as Exhibit n2 to Post-Effective Amendment
           No. 44 to the Registration Statement on Form N-1A of the Registrant,
           File No. 2-99222, filed on July 30, 2001, and incorporated herein by reference).

EX-99.n3   Amendment No. 2 to the Amended and Restated Multiple Class Plan of
           American Century California Tax-Free and Municipal Funds, American
           Century Government Income Trust, American Century International Bond
           Fund, American Century Investment Trust, American Century Municipal
           Trust, American Century Target Maturities Trust and American Century
           Quantitative Equity Funds, dated December 3, 2001 (filed as Exhibit
           n3 to Post-Effective Amendment No. 16 to the Registration Statement
           on Form N-1A of American Century Investment Trust, File No. 33-65170,
           filed on November 30, 2001, and incorporated herein by reference).

EX-99.n4   Amendment No. 3 to the Amended and Restated Multiple Class Plan of
           American Century California Tax-Free and Municipal Funds, American
           Century Government Income Trust, American Century International Bond
           Fund, American Century Investment Trust, American Century Municipal
           Trust, American Century Target Maturities Trust and American Century
           Quantitative Equity Funds (to be filed by amendment).

EX-99.p    American Century Investments Code of Ethics (filed as Exhibit p to
           Post-Effective Amendment No. 30 to the Registration Statement on Form
           N-1A of American Century California Tax-Free and Municipal Funds,
           File No. 2-82734, filed on December 29, 2000, and incorporated herein by reference).